WAIVER AND AMENDMENT NO. 2 TO CREDIT AGREEMENT


     THIS WAIVER AND AMENDMENT NO. 2 TO THE CREDIT AGREEMENT (this "Amendment No. 2"), dated as of March 22, 1996, among OREGON STEEL
 ---------------
MILLS, INC., a Delaware corporation (the "Borrower"), the various
                                          --------
financial institutions as are or may become parties hereto (collectively, the "Lenders"), FIRST INTERSTATE BANK OF OREGON, N.A.
                    -------
("First Interstate"), as administrative agent (the "Administrative
  ----------------                                  --------------
Agent"), for the Lenders, THE BANK OF NOVA SCOTIA ("Scotiabank"), as
-----                                               ----------
syndication agent for the Lenders (the "Syndication Agent") and the
                                        -----------------
First Interstate and Scotiabank as managing agents (the "Managing
                                                         --------
Agents"; the Managing Agents, the Administrative Agent and the
------
Syndication Agent are collectively referred to as the "Agents") for
                                                       ------
the Lenders.


                         W I T N E S S E T H:
                         - - - - - - - - - -

     WHEREAS, the Borrower, the Lenders and the Agents are
parties to the Credit Agreement, dated as of December 14, 1994, as the same has been amended by that certain Amendment No. 1 to Credit
Agreement dated as of September 30, 1995 (as so amended, hereinafter referred to as the "Existing Credit Agreement"); and
                    -------------------------

     WHEREAS, the Borrower has requested that the Lenders grant certain waivers under the Credit Agreement and that certain amendments be made to the Existing Credit Agreement; and

     WHEREAS, the Lenders and Agents are willing to grant such waivers and to make certain amendments to the Existing Credit Agreement on the terms and conditions hereinafter provided;

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:


                               ARTICLE I

                              DEFINITIONS
                              -----------

     SECTION 1.1.  CERTAIN DEFINITIONS.  The following terms (whether
                   -------------------
or not underscored) when used in this Amendment No. 2 shall have the following meanings:

     "Amended Credit Agreement" shall mean the Existing Credit
      ------------------------
Agreement as amended by this Amendment No. 2.

     "Amendment No. 2 Effective Date" shall have the meaning provided
      ------------------------------
in Section 6.1.
   -----------

     SECTION 1.2. OTHER DEFINITIONS. Unless otherwise defined or the context otherwise requires, terms used herein have the meanings provided for in the Existing Credit Agreement.


                              ARTICLE II

                            AMENDMENTS TO
                            -------------
                       EXISTING CREDIT AGREEMENT
                       -------------------------

     Effective on the Amendment No. 2 Effective Date, the
Existing Credit Agreement is amended in accordance with the terms of this Article II; except as so amended, the Existing Credit Agreement
     ----------
shall continue to remain in all respects in full force and effect.

     SECTION 2.1.  AMENDMENT TO SECTION 7.2.4(B).
                   -----------------------------

     Section 7.2.4(b) of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

          (b) Its Interest Coverage Ratio, tested on a rolling four quarter basis, to be less than the specified ratio as of the end of any of the following Fiscal Quarters:

          Fiscal Quarter        Minimum Interest Coverage Ratio
          --------------        -------------------------------

          December 31, 1995             1.17 to 1.0
          March 31, 1996                1.10 to 1.0
          June 30, 1996                 1.10 to 1.0
          September 30, 1996            1.75 to 1.0
          December 31, 1996             2.00 to 1.0
          March 31, 1997                2.25 to 1.0
          June 30, 1997                 2.50 to 1.0
          September 30, 1997            2.75 to 1.0
          December 31, 1997             3.00 to 1.0
          March 31, 1998                3.00 to 1.0
          June 30, 1998                 3.25 to 1.0
          September 30, 1998            3.25 to 1.0
          December 31, 1998             3.50 to 1.0
          March 31, 1999                3.50 to 1.0
          June 30, 1999                 3.75 to 1.0
          September 30, 1999            3.75 to 1.0
          December 31, 1999             4.00 to 1.0

     SECTION 2.2.  AMENDMENT TO SECTION 7.2.4(E).
                   -----------------------------

     Section 7.2.4(e) of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

          (e) Its Funded Debt to Capitalization Ratio at any time to exceed the specified ratio in any of the following Fiscal
Quarters:

                                   Maximum Funded Debt to
          Quarter Ending            Capitalization Ratio
          --------------           ----------------------

          December 31, 1995             .58 to 1.0
          March 31, 1996                .60 to 1.0
          June 30, 1996                 .60 to 1.0
          September 30, 1996            .50 to 1.0
          December 31, 1996             .50 to 1.0
          March 31, 1997                .50 to 1.0
          June 30, 1997                 .50 to 1.0
          September 30, 1997            .50 to 1.0
          December 31, 1997             .50 to 1.0
          March 31, 1998                .40 to 1.0
          June 30, 1998                 .40 to 1.0
          September 30, 1998            .40 to 1.0
          December 31, 1998             .40 to 1.0
          March 31, 1999                .35 to 1.0
          June 30, 1999                 .35 to 1.0
          September 30, 1999            .35 to 1.0
          December 31, 1999             .35 to 1.0


                             ARTICLE III

                                WAIVER
                                ------

     Effective on (and subject to the occurrence of) the
Amendment No. 2 Effective Date, each Lender waives any Default or Event of Default that may have existed from December 14, 1994 through and including December 31, 1995 as a result of the accounting changes more particularly described on Exhibit A hereto. Except for the specific waivers granted herein, the Existing Credit Agreement, as amended by Article II, shall continue in full force and effect.
           ----------


                             ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES
                    ------------------------------

     In order to induce the Lenders to make the amendments
provided for in Article II and to grant the waivers as provided for in Article III, the Borrower hereby (a) represents and warrants, that, immediately after giving effect to the provisions of this Amendment No. 2, each of the representations and warranties contained in the Existing Credit Agreement and in the other Loan Documents is true and correct as of the date hereof as if made on the date hereof (except, if any such representation and warranty relates to an earlier date, such representation and warranty shall be true and correct in all material respects as of such earlier date) and no Default has occurred and is continuing and (b) agrees that the incorrectness in any material respect of any representation and warranty contained in the preceding clause (a) shall constitute an immediate Event of
              ----------
Default.


                              ARTICLE V

                     ACKNOWLEDGEMENT OF GUARANTORS
                     -----------------------------

     By executing the acknowledgement to this Amendment No. 2, each Guarantor of the Borrower hereby confirms and agrees that the Guaranty and each Security Agreement to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the Amendment No. 2 Effective Date, each reference therein to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and refer to the Existing Credit Agreement after giving effect to this Amendment No. 2.


                             ARTICLE VI

                     CONDITIONS TO EFFECTIVENESS
                     ---------------------------

     SECTION 6.1.  EFFECTIVE DATE.  This Amendment No. 2 shall become
                   --------------
effective on the date (herein called the "Amendment No. 2 Effective
                                          -------------------------
Date") when the conditions set forth in this Section 6.1 have been
----                                         -----------
satisfied, such effectiveness to be retroactive to December 31, 1995.

     SECTION 6.1.1.  EXECUTION OF COUNTERPARTS.  The Administrative
                     -------------------------
Agent shall have received counterparts of this Amendment No. 2 duly executed and delivered on behalf of the Borrower, the Guarantors, the Lenders and the Agents.

     SECTION 6.1.2.  RESOLUTIONS AND LEGAL OPINION.  The
                     -----------------------------
Administrative Agent shall have received (a) resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of Amendment No. 2 and (b) a satisfactory legal opinion from Schwabe Williamson & Wyatt (or other counsel satisfactory to the Agents) as to the due authorization, execution, and delivery of this Amendment No. 2 by, and good standing of, the Borrower and the Guarantors and the enforceability of this Amendment No. 2 against the Borrower and the Guarantors.

     SECTION 6.1.3.  LEGAL DETAILS, ETC.  All documents executed or
                     ------------------
submitted pursuant hereto, and all legal matters incident thereto, shall be satisfactory in form and substance to the Managing Agents and their counsel.

     SECTION 6.2.  EXPIRATION.  If all of the conditions set forth in
                   ----------
Section 6.1 hereof shall not have been satisfied on or prior to March
-----------
31, 1996, the agreements of the parties contained in this Amendment No. 2 shall, unless otherwise agreed by the Lenders, terminate effective immediately on such date and without further action.


                             ARTICLE VII

                            MISCELLANEOUS
                            -------------

     SECTION 7.1.  LOAN DOCUMENT PURSUANT TO EXISTING CREDIT
                   -----------------------------------------
AGREEMENT.  This Amendment No. 2 is a Loan Document executed pursuant
---------
to the Existing Credit Agreement. Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants and conditions contained in the Existing Credit Agreement and each other Loan Document shall remain unamended and in full force and effect. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Borrower or any of its Subsidiaries or which would require the consent of any of the Lenders under the Existing Credit Agreement or any other Loan Document.

     SECTION 7.2.  COUNTERPARTS, ETC.  This Amendment No. 2 may be
                   -----------------
executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION 7.3.  GOVERNING LAW; ENTIRE AGREEMENT.  THIS
                   -------------------------------
AMENDMENT NO. 2 SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND
GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

                              OREGON STEEL MILLS, INC.


                              By:
                                 ------------------------------------
                                 Title:
                                       ------------------------------



                              FIRST INTERSTATE BANK OF OREGON,
                              N.A., as Administrative Agent and
                              Managing Agent


                              By:
                                 ------------------------------------
                                 Title:
                                       ------------------------------


                              THE BANK OF NOVA SCOTIA, as
                              Syndication Agent and Managing
                              Agent


                              By:
                                 ------------------------------------
                                 Title:
                                       ------------------------------



                                               LENDERS
                                               -------

                               FIRST INTERSTATE BANK OF OREGON,
                               N.A.


                               By:
                                  -----------------------------------
                                  Title:
                                        -----------------------------


                               THE BANK OF NOVA SCOTIA


                               By:
                                  -----------------------------------
                                  Title:
                                        -----------------------------

                               TORONTO DOMINION (TEXAS), INC.


                               By:
                                  -----------------------------------
                                  Title:
                                        -----------------------------


                               UNITED STATES NATIONAL BANK OF
                               OREGON


                               By:
                                  -----------------------------------
                                  Title:
                                        -----------------------------



                               KEY BANK OF WASHINGTON


                               By:
                                  -----------------------------------
                                  Title:
                                        -----------------------------


                               NBD BANK


                               By:
                                  -----------------------------------
                                  Title:
                                        -----------------------------


                               THE BANK OF TOKYO, LTD., PORTLAND
                               BRANCH


                               By:
                                  -----------------------------------
                                  Title:
                                        -----------------------------


                               PNC BANK, NATIONAL ASSOCIATION


                               By:
                                  -----------------------------------
                                  Title:
                                        -----------------------------


                               THE BANK OF CALIFORNIA, N.A.


                               By:
                                  -----------------------------------
                                  Title:
                                        -----------------------------

                               NATIONSBANK OF TEXAS, N.A.


                               By:
                                  -----------------------------------
                                  Title:
                                        -----------------------------


                               FUJI BANK, LIMITED


                               By:
                                  -----------------------------------
                                  Title:
                                        -----------------------------

                               BANK OF AMERICA NT & SA


                               By:
                                  -----------------------------------
                                  Title:
                                        -----------------------------

Acknowledged and Accepted:

CAMROSE PIPE CORPORATION


By:
   -----------------------
   Name:
   Title:


NEW CF & I, INC.


By:
   -----------------------
   Name: